T2CN Holding Limited

                        Warrant to Purchase Common Shares

    THIS WARRANT ("Warrant") is issued pursuant to, and is subject to the terms and conditions of, the Share Subscription Agreement. This Warrant certifies that JC Entertainment Corp., a corporation organized and existing under the laws of the Republic of Korea with its registered address at 4th Floor, Rosedale Building, #724 Suseo-Dong, Kangnam-Ku, Seoul 135-885, Korea (the "Holder"), is entitled to purchase from T2CN Holding Limited, a limited liability company organized and existing under the laws of the British Virgin Islands with its registered address at the offices of S-HR&M Financial Services Limited of Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Island (the "Company"), 3,000,000 fully paid and non-assessable Common Shares of the Company (the "Warrant Shares"), having the rights and benefits conferred on the Common Shares by the Company's Articles of Association, at the subscription price at par value of US$0.01 for each Common Share or US$20,000 in total ("Share Purchase Price").

    Upon and subject to each occurrence of the triggering event as provided in
Article 1 below, this Warrant shall be exercisable for 1,000,000 Warrant Shares, at any time during the 30-day period from the date of issuance by the Company of the monthly operation report of the Localized Game, evidencing such occurrence ("Valid Period"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto ("Form of Subscription") duly filled in and signed. Unless otherwise agreed between the Parties, JCE may choose to pay the consideration for the Common Shares under this Warrant by way of providing various consulting and technical services to the Company and/or its affiliates for the purpose of benefiting the Company and JCE's joint operation of the Localized Game in the PRC, in which case the Company's board of directors shall adopt relevant resolutions acknowledging and accepting such payment as due and equitable consideration for the relevant Common Shares to be acquired by JCE under this Warrant. The Share Purchase Price and the number of Warrant Shares purchasable hereunder are subject to adjustment as provided in this Warrant.

    In this Warrant, unless the context requires or provides otherwise:

    "Concurrent Users" means the end users of the Localized Game who initiate their concurrent use of the Localized Game within the PRC;

    "Localized Game" means the internet game localized from the game named "Free Style" (including any and all versions thereof), of which the exclusive rights to manufacture, market, promote, use, distribute, publish and sell have been licensed to T2 Entertainment under the Software License Agreement entered into between the Holder and T2 Entertainment dated August 4, 2005;

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    "Number of Concurrent Users" means the maximum number of Concurrent Users at a specific point in time, not the average number of Concurrent Users during a consecutive term;

    "PRC" means the People's Republic of China (for the purpose of this Agreement, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan);

    "T2 Entertainment" means Shanghai T2 Entertainment Co., Ltd. (??????????, a limited liability company incorporated under the laws of the PRC with its registered address at 5th Floor 88 Qinjiang Road, Xuhui District, Shanghai, PRC (200233).

    This Warrant is subject to the following terms and conditions:

     1. Exercise; Issuance of Certificates; Payment for Shares. The exercise of this Warrant shall be subject to the following conditions: (1) the Holder may not exercise its right under this Warrant to subscribe for 1,000,000 Common Shares unless and until the Number of Concurrent Users of the Localized Game in the PRC has reached 100,000 prior to and/or by the end of August 4, 2007; (2) the Holder may not exercise its right under this Warrant to subscribe for an additional 1,000,000 Common Shares unless and until the Number of Concurrent Users of the Localized Game in the PRC has reached 200,000 prior to and/or by the end of August 4, 2007; and (3) the Holder may not exercise its right under this Warrant to subscribe for the remaining 1,000,000 Common Shares unless and until the Number of Concurrent Users of the Localized Game in the PRC has reached 300,000 prior to and/or by the end of August 4, 2007. Notwithstanding the above conditions, if in respect of any Valid Period the Holder expects that the above conditions cannot be met, and prior to the expiration of such Valid Period, the Holder submits to the Company a request to exercise the Warrant and reasonable evidence proving that such failure to meet the conditions is caused solely due to the quality or technical problems of the Company's servers or other facilities and without any default on the part of the Holder under this Warrant or any default on the party of the Holder under the Software License Agreement entered into between the Holder and T2 Entertainment dated August 4, 2005, the Holder shall still be entitled to subscribe for the Warrant Shares available for such Valid Period within five (5) days after the expiration of such Valid Period. This Warrant shall be null and void for the Common Shares not exercised hereunder immediately upon the stoppage of T2 Entertainment operating the Localized Game due to breach by the Holder of the Software License Agreement in connection with the Localized Game entered into between the Holder and T2 Entertainment dated August 4, 2005. The Company agrees that the Common Shares to be purchased under this Warrant shall be and are deemed to be issued to the Holder hereof (or to the nominee of the Holder) as the recorded owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, and the completed, executed Form of Subscription shall have been delivered, and payment shall have been made for such shares, subject to the entry of such shares in the register of members of the Company, which the Company shall undertake to do immediately upon


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

presentation of the Form of Subscription. Certificates for the Common Shares so purchased shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. Each share certificate so delivered shall be in such denominations of Common Shares as may be requested by the Holder hereof and shall be registered in the name of the Holder or in the name of the Holder's nominee. In case of a purchase of less than all the Warrant Shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new warrant or warrants of like tenor for the balance of the shares purchasable under the Warrant, surrendered upon such purchase to the Holder hereof within a reasonable time.

     2. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that Common Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and non assessable, and free from all preemptive rights of any nature and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuing or transferring upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Shares, to provide for the exercise of the rights represented by this Warrant when and as required. The Company will take all such action as may be necessary to assure that such Common Shares may be issued as provided herein without violation of any applicable law or regulation.

     3. Adjustment of Share Purchase Price and Number of Warrant Shares. The Share Purchase Price and the number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of any of the events described in this Article 3. Upon each adjustment of the Share Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Share Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Share Purchase Price in effect immediately prior to such adjustment by the number of shares Purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Share Purchase Price resulting from such adjustment.

            3.1 Subdivision or Combination of Shares. In case the Company shall at any time subdivide its outstanding Common Shares into a greater number of shares, the Share Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares of the Company shall be combined into a smaller number of shares, the Share Purchase Price in effect immediately prior to such combination shall be proportionately increased.

            3.2 Reclassification. If any reclassification of the share capital of the Company shall be effected in such a way that holders of Common Shares shall be entitled to receive shares, securities, or other assets or property, then, as a condition of such reclassification, lawful and adequate provisions


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

shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding shares of such Common Shares equal to the number of shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Share Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares, securities or assets thereafter deliverable upon the exercise hereof.

            3.3 Notice of Adjustment. Upon any adjustment of the Share Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail postage prepaid, addressed to the registered Holder of this Warrant at the address of the Holder as shown on the books of the Company. The notice shall be signed by the Company's Chief Financial Officer and shall state the Share Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

            3.4   Other Notices.  If at any time:
                  --------------

           (1) the Company shall declare any cash dividend upon its Common
               Shares;

           (2) there shall be any capital reorganization or reclassification of the share capital of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation;

           (3) the Company shall conduct an initial public offering ("IPO"); or

           (4) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, at any one or more of the abovementioned occurrences, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of the Holder as shown on the books of the Company, (a) at least fifteen (15) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining right to vote in respect of any such IPO, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such IPO, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or


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

winding-up, at least fifteen (15) days prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, the date on which the Holder shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the Holder shall be entitled to exchange the Common Shares, for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or conversion, as the case may be.

      4. No Voting or Dividend Right. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

    5. Transfer. It is expressly acknowledged that the Warrant Shares are not subject to any provisions in relation to any pre-emptive right of any party.

    The Holder may not transfer the Warrant, without obtaining the prior written consent of the Company, to any third parties (including JCE's subsidiaries, affiliates or other entities controlled by the Holder). With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares, in each case prior to registration of such Warrant or Warrant Shares, the Holder hereof, and each subsequent holder of this Warrant, agree to give written notice to the Company prior thereto, describing in sufficient detail the manner thereof, together with a written opinion of the Holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act of 1933, as amended (the "Securities Act") or any U.S. federal or state law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Securities Act certificates for this Warrant or such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such laws. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of this Warrant or the Warrant Shares, all in accordance with the terms of the notice delivered to the Company. Notwithstanding the foregoing, at any time that the Warrant Shares are publicly traded, such Warrant Shares may, as to such U.S. federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company and its counsel may reasonably request to provide assurance that the provisions of Rule 144 have been satisfied. To the extent required to comply with the provisions of applicable law, each certificate representing this Warrant or the Warrant Shares transferred shall bear a legend as to any applicable restrictions on transferability which are required in order to ensure


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

compliance with applicable laws, unless in the aforesaid opinion of counsel for the Holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

    All references in the preceding paragraph to U.S. securities law are made on an as-applicable basis.

     6. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

      7. Notice. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or to the Company shall be delivered or shall be sent by certified mail, postage prepaid, to the Holder at its address as shown on the books of the Company, or to the Company at the address indicated in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

    8. Descriptive Headings and Governing Law. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall in all respects be construed and enforced in accordance with and governed by the laws of Singapore, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the laws of Singapore to the rights and duties of the Parties. In the event any dispute arises between the Parties, or any of them, which cannot amicably be resolved, such dispute shall be submitted to the China International Economic and Trade Arbitration Commission ("CIETAC") in Shanghai for arbitration in accordance with its then effective arbitration rules.

    9. Lost Warrants. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

    10. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay to the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Share Purchase Price.

    11. Representations and Warranties of the Holder.

             11.1 Purchase for Own Account. The Holder represents that it is acquiring the Warrant, and that the Common Shares issuable upon exercise of the Warrant (collectively, the "Securities") will be acquired, for


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

      investment for the Holder's own account, not as nominee or agent, and not with a view to the public resale or distribution thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. If not an individual, the Holder also represents that such Holder has not been formed for the specific purpose of acquiring the Securities.


           11.2 Information and Sophistication. The Holder understands that the purchase of the Securities involves substantial risk. The Holder (a) has experience as an investor in securities of companies in the development stage and acknowledges that the Holder can bear the economic risk of the Holder's investment in the Securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment and/or (b) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

        IN WITNESS WHEREOF, the Company and the Holder, by their respective officers, have caused this Warrant to be duly executed, thereunto duly authorized on , 2005.

For and on behalf of
T2CN Holding Limited

SIGNED by  ___________________
Name:
Position:
COMPANY SEAL


[                       ]


For and on behalf of JC Entertainment Corp.

SIGNED by  ___________________
Name:
Position:
COMPANY SEAL


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


                              FORM OF SUBSCRIPTION


(To be signed only upon exercise of Warrant)


To: T2CN Holding Limited


The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ___________________(__________) Common Shares of T2CN Holding Limited, a limited liability company organized and existing under the laws of the British Virgin Islands with its registered address at the offices of S-HR&M Financial Services Limited of Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Island (the "Company"), in consideration of the provision by the Holder of various consulting and technical services which are valued at _________________________Dollars
(US$____________)        at       a       subscription        price       of
_________________________Dollars   (US$____________)   per   share   to  the
Company and its affiliates in relation to the operation of the Localized Game in the PRC, and requests that the certificates for such shares be issued in the name of and delivered to the Holder,
__________________________________,         whose         address         is
------------------------------.


The undersigned represents that it is acquiring such Common Shares for investment for its own account and not with a view to, or for sale in connection with, any distribution thereof, and in order to induce the issuance of such Common Shares makes the representation statement attached hereto.


DATED: ____________________



----------------------------
(Signature must conform in all respects to the name of the Holder, as specified on the face of the Warrant)